UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 20, 2023 (April 19, 2023)

CRESCERA CAPITAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41081	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Rua Aníbal de Mendonça, 27, 2nd floor, Rio de Janeiro, RJ, Brazil	22410-050
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +55 (21) 3687-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CREC	Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CRECW	Nasdaq Global Market
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CRECU	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 19, 2023, Crescera Capital Acquisition Corp. (the “Company”) filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders to be held on May 16, 2023 (the “Shareholder Meeting”) to consider and vote on, among other proposals, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date by which the Company must consummate a business combination (the “Extension Amendment”) from May 23, 2023 (the date which is 18 months from the closing date of the Company’s initial public offering of shares of Class A shares (the “IPO”) (the “Original Termination Date”) to November 23, 2023 (the date which is 24 months from the closing date of the Company’s IPO) (the “Articles Extension Date”), or such earlier date as determined by CCAP’s board of directors (the “Board”), and to allow the Board of CCAP, without another shareholder vote, to extend the period of time to consummate the initial business combination for an additional 6 months after the Articles Extension Date on the same terms as the Original Extension Right (as defined in the Definitive Proxy Statement) as contemplated by our IPO prospectus and in accordance with the Articles, if requested by CC Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until May 23, 2024 (the date which is 30 months from the closing date of the Company’s IPO) (the “Additional Articles Extension Date”), or a total of twelve months after the Original Termination Date, as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”). Every reference to February 23, 2023 in the Definitive Proxy Statement shall be May 23, 2023, the date that is 30 months from the closing of the IPO. The Extension Amendment Proposal is described in more detail in the Definitive Proxy Statement.

Supplement to the Definitive Proxy Statement

The Company has determined to supplement the Definitive Proxy Statement as set forth below (the “Proxy Supplement”) to provide updated information about the Extension Amendment Proposal. There is no change to the location, the record date, or any of the other proposals to be acted upon at the Shareholder Meeting.

SUPPLEMENT TO PROXY STATEMENT OF

CRESCERA CAPITAL ACQUISITION CORP.

Dated April 20, 2023

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on April 19, 2023, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the extension (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) of the time period the Company has to complete an initial business combination from May 23, 2023 to November 23, 2023 (the date which is 24 months from the closing date of the Company’s IPO) (the “Articles Extension Date”), or such earlier date as determined by CCAP’s board of directors (the “Board”), and to allow the Board of CCAP, without another shareholder vote, to extend the period of time to consummate the initial business combination for an additional 6 months after the Articles Extension Date on the same terms as the Original Extension Right (as defined in the Definitive Proxy Statement) as contemplated by our IPO prospectus and in accordance with the Articles, if requested by CC Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until May 23, 2024 (the date which is 30 months from the closing date of the Company’s IPO) (the “Additional Articles Extension Date”). The purpose of the supplemental disclosures is solely to amend the Definitive Proxy Statement that for each instance of February 23, 2024 we amend to refer to May 23, 2024.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Extension Amendment Proposal and the Contribution

To allow for additional time to consummate the potential business combination, the Board of Directors of the Company believes it is in the best interests of the Company’s stockholders to approve the Extension Amendment Proposal to extend the date by which the Company must consummate a business combination through the Additional Articles Extension Date.

The Definitive Proxy Statement is hereby amended in that for each instance of February 23, 2024 we amend to refer to May 23, 2024.

 1. Proposal No. 1 — The Extension Amendment Proposal — To amend, by way of special resolution, CCAP’s Articles to extend the date (the “Termination Date”) by which CCAP has to consummate a Business Combination (the “Extension Amendment”) from May 23, 2023 (the date which is 18 months from the closing date of the Company’s initial public offering of shares of Class A shares (the “IPO”) (the “Original Termination Date”) to November 23, 2023 (the date which is 24 months from the closing date of the Company’s IPO) (the “Articles Extension Date”), or such earlier date as determined by CCAP’s board of directors (the “Board”), and to allow the Board of CCAP, without another shareholder vote, to extend the period of time to consummate the initial business combination for an additional 6 months after the Articles Extension Date on the same terms as the Original Extension Right (as defined below) as contemplated by our IPO prospectus and in accordance with the Articles, if requested by CC Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until May 23, 2024 (the date which is 30 months from the closing date of the Company’s IPO) (the “Additional Articles Extension Date”), or a total of twelve months after the Original Termination Date, as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”);

As contemplated by the Articles, the holders of CCAP’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in CCAP’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Extension Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if CCAP does not complete a Business Combination by the Articles Extension Date or the Additional Articles Extension Date (May 23, 2024 (the date which is 30 months from the closing date of the Company’s IPO)).

Without the Extension Amendment (as defined below) and assuming the Original Extension Right is not exercised, CCAP believes that it will not, despite its best efforts, be able to complete an initial business combination (a “Business Combination”) on or before May 23, 2023. The Board believes that it is in the best interests of CCAP’s shareholders to continue CCAP’s existence until May 23, 2024, if necessary, in order to allow CCAP additional time to complete a Business Combination and is therefore holding this Shareholder Meeting.

1.	Proposal No. 1 — The Extension Amendment Proposal — To amend, by way of special resolution, CCAP’s Articles to extend the date (the “Extension Amendment”) from May 23, 2023 (the date which is 18 months from the closing date of the Company’s initial public offering of shares of Class A shares (the “IPO”) (the “Original Termination Date”) to November 23, 2023 (the date which is 24 months from the closing date of the Company’s IPO) (the “Articles Extension Date”), or such earlier date as determined by CCAP’s board of directors (the “Board”), and to allow the Board of CCAP, without another shareholder vote, to extend the period of time to consummate the initial business combination for an additional 6 months after the Articles Extension Date on the same terms as the Original Extension Right (as defined below) as contemplated by our IPO prospectus and in accordance with the Articles, if requested by CC Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until May 23, 2024 (the date which is 30 months from the closing date of the Company’s IPO) (the “Additional Articles Extension Date”), or a total of twelve months after the Original Termination Date, as provided by the first resolution in the form set forth in Annex A to this proxy statement (the “Extension Amendment Proposal”);

1.	Proposal No. 1 — The Extension Amendment Proposal — To amend, by way of special resolution, CCAP’s Articles to extend the Termination Date by which CCAP has to consummate a Business Combination from the Original Termination Date to the Articles Extension Date and to allow the Board of CCAP, without another shareholder vote, to extend the Termination Date to consummate a Business Combination for an additional 6 months after the Articles Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until May 23, 2024, or a total of twelve months after the Original Termination Date, as provided by the first resolution in the form set forth in Annex A to this proxy statement;

1.	The Extension Amendment Proposal — To amend, by way of special resolution, CCAP’s Articles to extend the date (the “Termination Date”) by which CCAP has to consummate a Business Combination (the “Extension Amendment”) from May 23, 2023 (the date which is 18 months from the closing date of the Company’s initial public offering of shares of Class A shares (the “IPO”) (the “Original Termination Date”) to November 23, 2023 (the date which is 24 months from the closing date of the Company’s IPO) (the “Articles Extension Date”), or such earlier date as determined by CCAP’s board of directors (the “Board”), and to allow the board of CCAP, without another shareholder vote, to extend the period of time to consummate the initial business combination for an additional 6 months after the Articles Extension Date on the same terms as the Original Extension Right (as defined below) as contemplated by our IPO prospectus and in accordance with the Articles, if requested by CC Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until May 23, 2024 (the date which is 30 months from the closing date of the Company’s IPO) (the “Additional Articles Extension Date”), or a total of twelve months after the Original Termination Date, as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”);

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events involving, or future performance of, the Company. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Certain risks and uncertainties are set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s annual report on Form 10-K dated April 14, 2023, relating to certain risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to the Company’s stockholders, including those set forth under “Risk Factors” therein, and other documents filed to be filed with the SEC by the Company.

Additional Information and Where to Find It

The Company has filed with the SEC a definitive proxy statement (the “Definitive Proxy Statement”) in connection with the Shareholder Meeting and, beginning on April 19, 2023, mailed the Definitive Proxy Statement and other relevant documents to its stockholders as of the April 19, 2023 record date for the Shareholder Meeting. The Company’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Shareholder Meeting because these documents will contain important information about the Company, the Extension Amendment and related matters. Stockholders may also obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in connection with the Shareholder Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2023

CRESCERA CAPITAL ACQUISITION CORP.

By:	/s/ Felipe Samuel Argalji
Felipe Samuel Argalji
Chief Executive Officer